SUPPLEMENT TO THE
                           LIFE SERIES FUND PROSPECTUS
                              DATED APRIL 23, 2002
                                 RELATING TO THE
                              UTILITIES INCOME FUND

1.  THIS SUPPLEMENT REPLACES THE PRIOR SUPPLEMENT DATED DECEMBER 6, 2002.

2. REFERENCES TO "UTILITIES INCOME" OR "UTILITIES INCOME FUND" ON THE FRONT COVER, THE BACK COVER AND IN THE TABLE OF CONTENTS ON PAGE I, ON PAGES 60 THROUGH 65, AND ON PAGES 82 AND 83 ARE REPLACED WITH "VALUE" OR "VALUE FUND," RESPECTIVELY.

3.  THE INFORMATION ON PAGE 60 IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

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VALUE FUND
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Objective:

The Fund's investment objective is to seek total return. This objective may be changed without shareholder approval.

Principal Investment Strategies:

The Fund invests primarily in dividend-paying stocks of companies that the Fund believes are undervalued. The Fund may also invest, to a lesser extent, in preferred stocks, convertible securities and fixed income securities.

In selecting stocks, the Fund first identifies companies that pay dividends. The Fund then looks for companies that meet one or more quantitative standards that indicate they may be undervalued, such as low price-to-earnings ratios or low price-to-cash flow ratios. The Fund also analyzes qualitative issues, such as whether the managements of the companies are pursuing reasonable strategies.

Although dividend-paying companies tend to be larger in size, the Fund generally will also invest a significant portion of its assets in small-cap and mid-cap companies. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Principal Risks:

/ / An investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.

/ / Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall out of favor with investors as a class.

/ / The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services that, if delayed, could cause the prices to drop.

/ / The prices of the Fund's investments in preferred stocks, convertible securities and fixed income securities will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise or the financial conditions of their issuers deteriorate.

/ / Investments in foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY

WHO SHOULD CONSIDER BUYING THE VALUE FUND?

The Value Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

| | Are seeking total return,

| | Are willing to accept a moderate degree of investment risk, and

| | Have a long-term investment horizon and are able to ride out market cycles.

4. THE FOLLOWING PARAGRAPH IS INSERTED BEFORE THE CHART ON PAGE 61.

Prior to the date of this prospectus, the Fund was named the Utilities Income Fund and it primarily focused its investments in utilities industries. The Fund's performance likely would have been different had it been following its current investment policies and investment strategies.

5. THE INFORMATION ON PAGES 63 AND 64 IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

THE FUND IN DETAIL

WHAT ARE THE VALUE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:
The Fund's investment objective is to seek total return.

Principal Investment Strategies:
The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential. The Fund may also invest, to a lesser degree, in preferred stock, convertible securities, and fixed income securities.

In selecting stocks, the Fund first screens companies for those that pay dividends. The Fund then analyzes companies that appear to be undervalued. Quantitatively, the Fund looks for companies that have one or more of the following characteristics: low price to earnings ratios, low price to cash flow ratios, low price to book value ratios, low corporate leverage, and insider buying.

Qualitatively, the Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders. Other considerations may include analysis of the company's balance sheet, competition within a company's industry, barriers to entry and the potential for product substitution.

Although dividend-paying companies tend to be larger companies, the Fund will generally also invest a significant portion of its assets in mid-cap and small-cap companies. Market capitalization is not an initial factor during the security selection process, but it is considered in assembling the total portfolio. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:
Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Value Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Undervalued Securities Risk:

The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, value stocks may fall out of favor with investors and decline in price as a class.

Small- and Mid-Cap Risk:

The market risk associated with small- and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market capitalization. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Interest Rate and Credit Risk:

The values of preferred stock, bonds and other fixed income securities are affected by changes in interest rates, the economy and the financial conditions of companies that issue such securities. When interest rates rise, the prices of these securities may fall and when interest rates decline, the prices of these securities increase. This is known as interest rate risk.

Credit risk is the risk that an issuer of bonds or other fixed income securities will be unable to pay interest or principal when due. In general, the price of a fixed income security will decline when the credit quality of its issuer declines. Changes in the financial condition of an issuer, general economic conditions and specific conditions that affect a particular type of issuer can impact the credit quality of an issuer.


Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

6. THE LAST PARAGRAPH ON PAGE 65 IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Matthew S. Wright serves as Portfolio Manager of the Fund. Mr. Wright is also the Portfolio Manager for the Value Fund of First Investors Series Fund II, Inc. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst.

THIS SUPPLEMENT IS DATED DECEMBER 31, 2002.